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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 24, 1999, included in this Form 10-K, into Dynegy Inc.'s previously filed registration statements of Form S-8 (File Nos. 33-75044, 33-96394 and 333-20773) and Form S-3 (File Nos. 333-12987 and 333-60253).

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

Houston, Texas
March 26, 1999